Supplement
to the
Prospectus dated June 29, 2011
for M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund,
a series of Trust for Professional Managers

Effective December 30, 2011, the Retail Class shares (trading symbol: MDSHX) of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund will be available for purchase.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is November 30, 2011.